Exhibit 99.1

 2025Investor Meeting  October 16th, 2025  Jefferies Financial Group Inc.

 Important Disclosures  2  Forward Looking Statements. Certain statements contained herein may constitute “forward-looking statements," within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and/or the Private Securities Litigation Reform Act of 1995, regarding Jefferies Financial Group Inc., and its subsidiaries. These forward-looking statements reflect our current views relating to, among other things, future revenues, earnings, operations, and other financial results, and may include statements of future performance, plans, and objectives. Forward-looking statements may also include statements pertaining to our strategies for the future development of its business and products. These forward-looking statements are not historical facts and are based on management expectations, estimates, projections, beliefs and certain other assumptions, many of which, by their nature, are inherently uncertain and beyond management’s control. It is possible that the actual results may differ, possibly materially, from the anticipated results indicated in these forward-looking statements. Accordingly, readers are cautioned that any such forward-looking statements are not guarantees of future performance and are subject to certain risks, uncertainties and assumptions that are difficult to predict including, without limitation, the cautionary statements and risks set forth in our Annual and Quarterly Reports and other reports or documents filed with, or furnished to, the SEC from time to time, which are accessible on the SEC website at sec.gov. This information should also be read in conjunction with Jefferies Financial Group Inc. Consolidated Financial Statements and the Notes thereto contained in the Annual, Quarterly and Periodic Reports filed by the issuer that are also accessible on the SEC website at sec.gov. Readers are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date they are made. We do not undertake to update any forward-looking statements to reflect the impact of circumstances or events that arise after the date of such forward-looking statements.  Not an Offer. These materials are provided for shareholders of Jefferies Financial Group Inc. and are for informational purposes only. These materials do not constitute an offer to sell, or a solicitation of an offer to buy, any security or instrument, or a solicitation of interest in any fund, account or strategy described herein.  Performance Information. Past performance is not necessarily indicative of future results.

 9:00 AM  Jefferies Overview  Rich Handler, CEO  Brian Friedman, President  9:20 AM  Financial Review  Matt Larson, CFO  9:40 AM  Investment Banking  Raphael Bejarano, Global Head of Investment Banking  John Miller, Global Head of Investment Banking  Andrea Lee, Co-Head of Global Investment Banking  10:00 AM  Equities  Peter Forlenza, Global Head of Equities  10:20 AM  Fixed Income  Fred Orlan, Global Head of Fixed Income  10:40 AM  Asset Management  Nick Daraviras, Co-Head of Asset Management  Sol Kumin, Co-Head of Asset Management  11:00 AM  Q&A  2025 Investor Meeting Agenda  3

 JefferiesOverviewRich Handler, CEOBrian Friedman, President  4

 5  Exceptional Opportunities for Continued Growth  Favorable “Normal” Environment  Focused on Execution and Realization  Unique   Wall Street Firm

 We are Driven to Deliver for Our Clients  Jefferies is Unique: A Pure-Play Global Investment Banking & Capital Markets Firm  6  Investment Banking | Capital Markets | Alternative Asset Management  Flat and nimble traditional Wall Street culture, with senior-led teams providing unmatched insight and execution  Differentiated Approach  95+ sectors covered in depth across all regions focused on M&A, ECM and LevFin and maximizing client outcomes  Unmatched Sector Expertise  With 3,500 employees in Americas, 1,400 in EMEA, and 700 in AsiaJefferies is everywhere our clients need us  Global Footprint

 We think in decades; we are on pace to more than double last decade’s results   *This chart, presented from time to time, seeks to reflect how management contemplates Jefferies’ progression. Over the periods presented, Jefferies has gone through various transformative changes including, but not limited to, the combination of Leucadia National Corporation and Jefferies Group, Inc. in 2013, the merger of Jefferies Group LLC with Jefferies Financial Group Inc. in late 2022, and changes to the alignment of our operating segments in differing periods, all of which impact the comparability of the Net revenues and Net earnings presented across the periods. Refer to Appendix A for further information.  Net Earnings  ($ Millions)  Net Revenues  ($ Millions)  7

 2026+  Focused on Execution and Realization   8  2nd Highest   Investment Banking Net Revenues (1)  $3.6B  LTM Q3’25  Record LTM  Equities Revenues   $1.8B  LTM Q3’25  Record  Global Equities Cash Market Share (2)   5.0%  Q2’25  Keep Driving Our Position as a Leading Wall Street Firm  Realize Maturation of Platform  Continue Market Share Gains  Expand Operating Margin  Record LTM  Advisory Revenues  $2.1B  LTM Q3’25  We have continually invested in and developed our core businesses; we have momentum in our results  2025  See pages 60-69 at the back of this presentation for endnotes.

 Q3’25 portends momentum in market activity…  Momentum Ramping Up  Economic tailwinds are building, pointing to a sustained rebound ahead…  …aligning well with our strongest market position ever across our franchises  9  ...offering a glimpse into our potential forward momentum in Investment Banking  +20%  Global Investment Banking Market Size (1)  ($ Billions / Dealogic)  +17%  Global Investment Banking Market Share (1)  (Dealogic)  Investment Banking Net Revenues (2)  ($ Billions)  +30bps  +32%  +115bps  +107%  Q3’25  See pages 60-69 at the back of this presentation for endnotes.

 Exceptional Opportunities for Continued Growth  10  Further Expand   Product Offering  to Further Serve our Clients  Leverage   Strategic Partnerships  Enhance   Technology & Infrastructure  Continue to   Expand Coverage  Continue to Recruit  Best-in-Class  Talent

Jefferies & SMBC: Productive Launch

Jefferies | SMBC

Delivering deeply complementary global investment banking and corporate banking capabilities to our clients

Broad Client Coverage
Full-service suite of product capabilities across advisory and financing needs

Global Lending Presence
Truly large-scale credit capacity across all categories of lending

Seamless Execution
Highly integrated across the full range of our clients' needs

Telecom — August 2025, Pending AT&T **$22,650,000,000** Acquisition of wireless assets from **EchoStar** Financial Advisor to the Company	Industrials — July 2025 James Hardie **$5,200,000,000** Financing Package to Support Acquisition of **The AZEK Company** Joint Lead Arranger / Joint Bookrunner	Healthcare — July 2025 GNI **¥13,255,000,000** Common Stock Offering Lead Manager and Joint Bookrunner	FinTech — May 2025 eToro **$713,000,000** Initial Public Offering Joint Lead Bookrunner	TMT — May 2025, Pending Virgin Media O2 A portfolio company of **Telefónica** and **Liberty Global** **Undisclosed** Business Combination with **Daisy Group** Sole Financial Advisor
Finance — May 2025 Aspen **$457,000,000** Initial Public Offering Joint Active Bookrunner	Energy — April 2025 Brookfield **$9,000,000,000** Acquisition of **Colonial Enterprises, Inc.** Joint Financial Advisor	AeroDefense — April 2025 ATSG **$2,500,000,000** Financing Package for acquisition by **Stonepeak Partners LP** Joint Lead Arranger and Bookrunner	Energy — February 2025, September 2025, Pending altera A portfolio company of **Brookfield Asset Management** **Undisclosed** Sale of **Stella Maris CCS to Yinson Production**; Sale of Shuttle Tankers business to **Angelicoussis Group**; Sale of **FPSO Business to Carlyle** Sole Financial Advisor	Energy — January 2025 Flowco **$491,000,000** Initial Public Offering Joint Lead Bookrunner

# of Alliance Related Deals



+96%
2023A
2024
2025A

Total Alliance Fees Earned



+73%
2023A
2024
2025A

Total Alliance Fees Earned – JEF Portion



+123%
2023A
2024
2025A

Jefferies 11

 12  Jefferies & SMBC: Advancing Our Alliance – September 2025 Announcement  Our shared goal is to be the #1 institutional Japanese equities and ECM franchise  Early Success  In 2024, we launched joint coverage of selected large sponsor clients. Since launch:  >4x   Increase in Jefferies’ M&A and ECM Market Share for Joint Sponsor Clients (2)  September 2025 Announcement  We are therefore expanding joint coverage of larger sponsors globally  +  In EMEA, implementing joint origination, underwriting and execution of syndicated leveraged finance for these joint clients  SMBC-provided credit facilities will support Jefferies’ growth in key focus areas  SMBC to Increase Equity Ownership in Jefferies from 14.5% to up to 20% in the Open Market (1)  Japan Equities Joint Venture  Expanded Joint Sponsor Coverage  $2.5B in New Credit Facilities  Launching in January 2027  EMEA  Leveraged Lending  €690M  Pre-IPO  Financing  $500M  Asset-backed Securitization  $1.0B  Expanded Parent Company Revolver  +$350M  Domestic Client Coverage  Domestic ECM, Research  & Corporate Access  Capital, Liquidity,  Balance Sheet  Global Client Coverage  & Sector Expertise  Global Capabilities  & Trading Technology  Derivatives Solutions &  Prime Services  +  +  +  See pages 60-69 at the back of this presentation for endnotes.

 Diversified Asset Management Offering  PLATFORM  Pacific Way  CREDIT  OTHER  EXPANDING ASSET MANAGEMENT PORTFOLIO  Aggregate NAV-Equivalent AUM (2)  ($ Billions)  +$3B  EVOLVING ASSET CLASS MIX  Total Select Asset Management Revenue (1)  ($ Millions)  CAGR:+14%  13  See pages 60-69 at the back of this presentation for endnotes.

 14  Exceptional Opportunities for Continued Growth  Favorable “Normal” Environment  Focused on Execution and Realization  Unique   Wall Street Firm

 Financial Review  15

 Fees & Commissions   Driving Revenue  Revenue Growth from Low-Risk Fee-Based Revenue Sources  Momentum  16  NET   REVENUES  NON-COMPENSATION   EXPENSES  ROTE TO ALL SHAREHOLDERS from Continuing Ops (1)  $7.2BLTM Q3’25  +86%2019: $3.9B  $2.6BLTM Q3’25  +42%2019: $1.8B  10.3%LTM Q3’25 (2)  +440bps2019: 5.9%  Executing Our   Growth Strategy  Leveraging Our Strong Revenue Growth to Improve Key Performance Metrics  Strong Capital Base & Risk Management  Aligning Capital with Core Businesses & Upholding Prudent Risk Principles  See pages 60-69 at the back of this presentation for endnotes.

 Net Revenues by Type (1)  ($ Millions)  17  Net Revenues (1)  ($ Billions)  +116%  +91%   82% of    Revenue Growth  Low-Risk Fee-Based Revenue Driving Growth  2019  Investment  Banking  Commissions  Other  LTM Q3’25  AM Fees  We continue to direct our business mix  towards low-risk fee-based revenues…  …powered by momentum in our  Investment Banking and Capital Markets franchises  See pages 60-69 at the back of this presentation for endnotes.

 Balance Sheet Growth Driven by Client-Related Balances  18  Level 3 Assets as a Percentage of Financial Instruments Owned  $49  $69  Total Assets  ($ Billions)  Client Facilitation & Hedging Activity  Growth of Our Prime Services Business  Our growth in Total Assets continues to be aligned with supporting our clients’ evolving needs...  …while not compromising our prudent risk principles

 Expenses Aligned with Business Growth  19  +137%  +111%  …enabled by investments in our technology infrastructure to support our clients’ evolving needs  Broader Prime Services & Derivative Capabilities  Investments in Cyber, Cloud & A.I.  Growth in Global E-Trading & Algo Businesses  LTM Q3’25 vs. 2019  LTM Q3’25 vs. 2019  Expansion of Global Footprint  +86%  +42%  (1)  Expense growth   facilitating revenue growth…  …primarily by increased volumes in our Equities business…  See pages 60-69 at the back of this presentation for endnotes.

 Changing how employees operate by giving them tools to automate daily tasks and increase productivity  Enterprise Solutions  50% of IT leveraging accelerators to achieve faster time to market  Technology Accelerants  Expanding capabilities through traditional machine learning and A.I. targeted solutions  A.I.  Universal data platform for integration, transformation, enrichment and reporting  Data & Cloud  Persistent focus on safety and soundness with Cyber security as top strategic priority  Cyber Security  World-class reliability, availability and resilience of Jefferies’ products and services  Platform Management  Technology: Fueling Growth & Enabling the Firm of the Future  Modernization  Transformation  20

 Business Review  21

 Investment Banking  Business Review  22

 Jefferies Has Established Itself as One of the World’s Leading Global Investment Banks  LTM Q3 2025  8  6  2010  #17  2015  2020  2020  #10  #8  #6  369  Investment Banking MDs (1)  6th  Globally in Investment Banking (2)  6th  Global M&A (2)  6th  Global ECM (2)  Countries  Operating from   23  23  See pages 60-69 at the back of this presentation for endnotes.

 Our Unique Culture and Sustained Investment Have Driven Long-Term Growth  24  Investment Banking Net Revenues & Rank (1)(2)   ($ Billions)  See pages 60-69 at the back of this presentation for endnotes.

We Serve the World's Largest Companies on Their Most Important Transactions

Merus — September 2025, Pending, Healthcare
$8,000,000,000
Sale to **Genmab**
Sole Financial Advisor

FIGURE — September 2025, FinTech
$906,000,000
Initial Public Offering
Joint Lead Bookrunner

AT&T — August 2025, TMT
$22,650,000,000
Acquisition of Wireless Assets from **EchoStar Corporation**
Financial Advisor

Bullish — August 2025, FinTech
$1,277,000,000
Initial Public Offering
Joint Lead Bookrunner

HDB Financial Services — July 2025, Finance
$1,442,000,000
HDFC Bank Portfolio
Initial Public Offering
Joint Bookrunner

blueprint Medicines — June 2025, Healthcare
$9,500,000,000
Sale to **Sanofi**
Joint Financial Advisor

GMS (Gypsum Management & Supply, Inc.) — June 2025, Industrials
$5,500,000,000
Sale to **SRS Distribution Inc.**
Financial Advisor

KEYERA — June 2025, Energy
C$5,150,000,000
Acquisition of **Plains' Canadian NGL Business**
Financial Advisor

Trusted Advisor To Major Global Companies And Sovereigns

Nine — May 2025, TMT
A$2,980,000,000
Sale of controlling interest in **Domain** to **CoStar Group, Inc.**
Sole Financial Advisor

TRAVELERS — May 2025, Finance
$2,400,000,000
Sale of Canadian Insurance operations to **Definity Financial Corporation**
Sole Financial Advisor

SMBC — May 2025, Finance
$1,600,000,000
Acquisition of 20% stake in **YES BANK**
Joint Financial Advisor

Pershing Square Capital Management — May 2025, Real Estate
$900,000,000
Investment in **Howard Hughes Holdings**
Sole Financial Advisor

eToro — May 2025, FinTech
$713,000,000
Initial Public Offering
Active Bookrunner

James Hardie — March 2025, Industrials
$8,750,000,000
Acquisition of **The AZEK Company**
Lead Financial Advisor

Intra-Cellular Therapies — January 2025, Healthcare
$14,630,000,000
Sale to **Johnson & Johnson**
Joint Financial Advisor

Monte dei Paschi di Siena (Banca dal 1472) — January 2025, Finance
€13,500,000,000
Unsolicited Voluntary Tender & Exchange Offer for **Mediobanca Banca di Credito Finanziario S.p.A.**
Joint Financial Advisor

Jefferies 25

 2025 Fee Wallet Increased by 11%; Sponsor Activity Yet to Return to Growth  26  Global Wallet ex. China and Japan (1) ($ Billions)  FY24 vs. FY25 (1)   FY24 vs. FY25 (1)   Corporates  Sponsors  Overall   11%   15%   4%  FY24 vs. FY25 (1)  See pages 60-69 at the back of this presentation for endnotes.

 Jefferies is the Largest Pure-Play Global Investment Banking Firm  27  LTM Global Rankings  Advisory, ECM & DCM  ($ Billions)  Rank   LTM Revenue   1  JP Morgan (1)   $9.9   2  Goldman Sachs (1)   $8.8   3  Bank of America (2)   $6.2   4  Morgan Stanley (2)   $6.2   5  Citigroup (1)   $4.3   6  Jefferies (1)   $3.6   7  Barclays (2)   $3.2   8  UBS (2)   $3.0   9  Evercore (2)   $2.9   10  Deutsche Bank (2)   $2.1   Ranking Δ  Since 2019                      n/a      LTM Multiple   of JEF Revenue   2.8x  2.5x  1.7x  1.7x  1.2x  -  0.9x  0.8x  0.8x  0.6x  2019 Multiple of   JEF Revenue   4.9x  4.4x  3.8x  3.7x  3.4x  -  2.5x  n/a  1.1x  1.3x  See pages 60-69 at the back of this presentation for endnotes.

 Jefferies is a Global Leader in Advisory   28  LTM Global Rankings  Advisory  ($ Billions)  Rank   LTM Revenue  1  Goldman Sachs (1)   $4.3   2  JP Morgan (1)   $3.5   3  Evercore (2)   $2.7   4  Morgan Stanley (2)   $2.4   5  Jefferies (1)   $2.1   6  Lazard (2)   $1.7   7  Bank of America (2)   $1.7   8  Citigroup (1)   $1.6   9  Moelis (2)   $1.4   10  PJT (2)   $1.4   Ranking Δ  Since 2019                         LTM Multiple   of JEF Revenue   2.1x  1.7x  1.3x  1.1x  -  0.8x  0.8x  0.8x  0.7x  0.6x  2019 Multiple of   JEF Revenue   4.2x  3.1x  2.2x  2.8x  -  1.8x  1.9x  1.6x  1.0x  0.7x  See pages 60-69 at the back of this presentation for endnotes.

 We are Established as a Leader in M&A in Each of our Key Markets  29  AMER (62% of Total) (1)  EMEA (27% of Total) (1)  APAC - EX CHINA & JAPAN (6% of Total) (1)  SPONSOR (26% of Total) (1)  CORPORATE (74% of Total) (1)  Rankings  44  12  11  11  7  5  Rankings  132  41  30  15  13  7  Rankings  -  -  69  26  57  8  Rankings  45  30  9  9  5  2  Rankings  73  17  15  16  12  7  See pages 60-69 at the back of this presentation for endnotes.

Jefferies and SMBC: One Seamless Global Team

Deeply complementary global investment banking and corporate banking capabilities

Jefferies | SMBC

SMBC Provides Powerful Lending Capabilities and a Leading Japan Investment Banking Presence to Jefferies and Our Clients

Investment Grade Corporate Lending
Bridge Loans • Term Loan A • Acquisition Finance

Leveraged Finance
Balance Sheet Capacity for Larger Underwrites

Pre-IPO Financing
Revolvers • Term Loans • Margin Loans

Fund Finance
Subscription Lines • NAV Facilities • GP Financing

Japan Investment Banking
Jointly Source and Execute Japan Cross-Border M&A and ECM

REPRESENTATIVE TRANSACTIONS

Sector	Date	Company	Amount	Description
TMT	August 2025 Pending	AT&T	$22,650,000,000	Acquisition of Wireless Assets from EchoStar Corporation Financial Advisor
Industrials	July 2025	James Hardie	$5,200,000,000	Financing Package to Support Acquisition of **The AZEK Company** Joint Lead Arranger / Joint Bookrunner
Healthcare	July 2025	GN	¥13,255,000,000	Common Stock Offering Lead Manager / Joint Bookrunner
FinTech	May 2025	eToro	$713,000,000	Initial Public Offering Joint Lead Bookrunner
TMT	May 2025 Pending	Virgin Media O2 A portfolio company of **Telefónica** and **Liberty Global**	Undisclosed	Business Combination with **Daisy Group** Sole Financial Advisor
Finance	May 2025	Aspen	$457,000,000	Initial Public Offering Joint Bookrunner
Energy	April 2025	Brookfield	$9,000,000,000	Acquisition of **Colonial Enterprises, Inc.** Joint Financial Advisor
AeroDefense	April 2025	ATSG	$2,500,000,000	Financing Package for acquisition by **Stonepeak Partners LP** Joint Lead Arranger and Bookrunner
Energy	February 2025 September 2025 Pending	altera A portfolio company of **Brookfield Asset Management**	Undisclosed	Sale of **Stella Maris CCS** to **Yinson Production**; Sale of Shuttle Tankers business to **Angelicoussis Group**; Sale of **FPSO Business** to **Carlyle** Sole Financial Advisor
Energy	January 2025	Flowco	$491,000,000	Initial Public Offering Joint Lead Bookrunner

Jefferies 30

 Our Differentiated Approach Will Continue to Drive Outsized Growth  With 131% Revenue growth since 2019, we are closing the gap with leading global competitors who’ve seen lower gains: Peer group (+16%) and market average (+19%) (2)  Material Upside Exists  In the past three years alone, we’ve accelerated Globally in Corporate M&A (+110bps), with Top 25 Sponsors M&A (+440bps), and similarly we now rank #6 in EMEA and APAC ECM (200bps+ across both regions) (1)  Our Momentum is Building  Significant market share growth since 2015 indicates that our approach is working.Global (+140bps), Americas (+90bps), EMEA (+220bps) and APAC (+320bps) (1)  Jefferies is Growing  GLOBAL SCALE  RELENTLESS EXECUTION  TOP TALENT  31  See pages 60-69 at the back of this presentation for endnotes.

 Equities  Business Review  32

 On pace to achieve record annual results for the second consecutive year  Record Net Revenues  33  International   Revenue  has grown significantly and now represents a record % of global revenue  137%   LTM Q3’25 growth vs. 201971% growth vs. 2022  7of our top 8 quarters recorded since start of 2024  5%  Global Market Share (2)Record high share in Q2’25  Equities Net Revenues (1)  ($ Millions)  34%  42%  LTM Q3’25 International revenue  represents a record % of global revenue  See pages 60-69 at the back of this presentation for endnotes.

 Milestone Rankings, Market Share, and Client Breadth  34  Equities  Best-in-class Advisory, Distribution, and Solution Capabilities  Research  Differentiated research, top-ranked global stock coverage  Top Ranked Global Stock coverage (6)  Broader Client Footprint (5)  Number of Clients  6% US Cash  7% UK Cash  7% India Cash  5% Global Cash  +12%  #4  #5  Record   Market Share (4)  #2  #1  US Electronic Trading (1)(2)  Global Convertibles S&T (1)  UK Sales (3)  US Sales (2)  Pan Europe High Touch (4)  US Trading & Execution (2)  Europe Sales (3)  US Corporate Access (2)  US High Touch (4)  #3  India High Touch (4)  Deeper Client Relationships (5)  Average Revenue ($M) – Top 25 Clients  ~2x  #5  2024 US Extel (II)  40 ranked analysts  #5  2025 Europe Extel (II)  29 ranked analysts  #6  2025 Asia Extel (II)  Most improved firm  See pages 60-69 at the back of this presentation for endnotes.

 Three Pillars to Drive Strategic Growth  Growing and Globalizing Existing Businesses  Grow Existing Businesses and Continue Globalizing the Franchise, while Deepening and Broadening our Client Footprint  1  35  International is now  42% of global revenue,  up from 34% in 2019  3x  International Revenue Growth  Since 2019 across all products  2x  International Cash Market Share Growth (2)  Since 2019  #7  International Cash Ranking (2)  Up six spots from 2019  Equities Net Revenues (1)  ($ Millions)  See pages 60-69 at the back of this presentation for endnotes.

Three Pillars to Drive Strategic Growth

Expanding our Addressable Market

1 Grow Existing Businesses and Continue Globalizing the Franchise, while Deepening and Broadening our Client Footprint

2 **Expand our Total Addressable Market by Building Client-Requested Capabilities and Higher Margin Businesses**



Expanded TAM (1)
~$65B – 75B
Current TAM (1)
~$15B – 20B

Expansion Focus Areas

- ***Prime Services***
- ***Derivatives***
- ***Program Trading***

Product Expansion Roadmap

Prime Services	Arranged Financing	Custom Basket & Thematic Swaps	Fixed Income Outsourced Trading
Derivatives	Europe Product Expansion	Insurance Product Expansion	Asia Offering Evaluation
Program Trading	Index Rebalances	US Equity ETF Market Making	International Create / Redeem Evaluation

See pages 60-69 at the back of this presentation for endnotes.

Jefferies 36

 Three Pillars to Drive Strategic Growth  Market Share and Revenue Momentum  Continue Significant Market Share  and Revenue Momentum  3  Grow Existing Businesses and Continue Globalizing the Franchise, while Deepening and Broadening our Client Footprint  1  Expand our Total Addressable Market by Building Client-Requested Capabilities and Higher Margin Businesses  2  Global Cash Market Share (1)  Our market share gains since 2019 represent ~$600M of commission growth  37  See pages 60-69 at the back of this presentation for endnotes.

 Global Collaboration  ECM  Cash Equities  Derivatives  Prime Services  Research  Corporate Access  Domestic Client Coverage  Domestic ECM, Research  & Corporate Access  Capital, Liquidity,  Balance Sheet  Global Client Coverage  & Sector Expertise  Global Capabilities  & Trading Technology  Derivatives Solutions &  Prime Services  Joint Venture with SMBC in Japan Equities  38  #1  Japan Equities Franchise  Post-Combination Goal  38  The combination of our Japan Equities businesses strengthens our partnership and is consistent with our focus to grow and globalize our franchise, while deepening and broadening our client footprint.  +  +  +

 Fixed Income  Business Review  39

 Resilient Net Revenues  40  Underperformance vs FY24 mostly in Q2’25 with rebound in Q3’25  Trading environment remains challenging for flow products  Continued focus on geographical diversification, higher margin solution products, and our alignment with Investment Banking  Fixed Income Net Revenues (1)  ($ Millions)  Navigating a challenging market environment with focus on geographical diversification and higher margin solution businesses  See pages 60-69 at the back of this presentation for endnotes.

 EMEA + APAC > ¼ of revenues (1)   Diversifying Our Revenues and Distribution across Regions  41  Distribution in MENA (2)  Distribution in APAC (3)  Improving Diversification and Revenue Mix  Strengthening Our Cross-Border Distribution in Key Regions  +72%  1.3x  +477%  2x European Revenue Growth since 2016-2019 Average  See pages 60-69 at the back of this presentation for endnotes.

Idea-Driven & Solution-Oriented Approach

BEST-IN-CLASS SERVICE

~65

Dedicated Desk Strategists and Economists covering over 120 unique sectors and countries globally

Fundamental Credit & Macro Strategy

Consistent generation and delivery of best ideas by Sales, Trading and Desk Strategists to our partner clients

Clients First – Always

Focused on solving our clients' most important challenges and becoming the trusted partner of choice

FOCUS ON QUALITY [1]

Top 3 Dealer Relationships

U.S. EM Credit	Top 3
U.S. Distressed	Top 5
U.S. High Yield Bonds	Top 10
U.S. Par Loans	Top 10
E.U. EM Credit	Top 10
E.U. Distressed Debt	Top 10
E.U. High Yield Bonds	Top 10
E.U. Par Loans	Top 10

Most Helpful Traders

Global EM Credit	1st
U.S. Distressed Debt	Top 5
U.S. Par Loans	Top 5
U.S. High Yield Bonds	Top 10
U.S. Municipals	Top 10
E.U. Distressed Debt	Top 10
E.U. High Yield Bonds	Top 10
E.U. Par Loans	Top 10
E.U. ABS/CLOs	Top 10

Best at Providing Trade Ideas

U.S. EM Credit	1st
U.S. Distressed Debt	Top 3
U.S. High Yield Bonds	Top 5
E.U. EM Credit	Top 5
E.U. Distressed Debt	Top 5

1st Call For Confidential Trades

U.S. EM Credit	1st
U.S. Distressed Debt	Top 5
U.S. High Yield Bonds	Top 5
U.S. Par Loans	Top 5
E.U. EM Credit	Top 5

#1 Dealer for Net Positive Business Momentum in Global Credit for five out of the last six years [2]

See pages 60-69 at the back of this presentation for endnotes.

Jefferies 42

 43  STRONG COMPETITIVE POSITIONING  Ongoing Commitment to be the “Partner of Choice” for our Clients  Change in Sales Revenue with Global Core Credit Clients 2019 – 2024 (1)  Change in Sales Revenues with Global Core Credit Clients (1)   81%   58%   80%   59%  # Number of Clients >$1M in Annual Global Fixed Income Client Revenues  # of Clients   1.6x vs. 2019  INCREASING MARKET PENETRATION  DEEPENING CLIENT RELATIONSHIPS  +14%  + 72%   5x  See pages 60-69 at the back of this presentation for endnotes.

 Delivering Value through Collaboration  44  of our revenues are derived from Global Businesses with integrated leadership  Collaboration across Regions and Products  Seamless integration of Cash and Electronic trading for improved user experience and optimized balance sheet velocity  Our Fixed Income business is designed to maximize revenue opportunity for team Jefferies  Global Fixed Income Sales Activity Outside of Core Product Team since 2019   2x  Collaboration across Cash and Electronic Trading  Collaboration with Investment Banking  US High Yield   5x since 2019 (1)   HY Portfolio Trading Dealer (2)   #2  1.5x  Volume Growth since 2019  US Loans (1)  2.6x  Municipal New Issue Bonds (4)  Dealer for Most Sophisticated Integration (3)   across US High Yield Cash Bonds, Portfolio and ETF Trading Desks  #2  40%  See pages 60-69 at the back of this presentation for endnotes.

 Strengthening Origination through Synergies with Investment Banking  45  CONSUMER LOANS ABS (1)  EURO CLO (2)  US LEVERAGED FINANCE (3)  #1  22deals  In ltm q3’25  #1since 2022  14.3%market share in 9M’25   #3US LEFT LEAD LBO SINCE 2020  6.2%market share in 9M’25  MUNICIPALS (2)  #5Long-term negotiated and competitive new issuance  6.4%market share in 9M’25  GLOBAL CLO (2)  #6  6.6%market share in 9M’25   See pages 60-69 at the back of this presentation for endnotes.

 Conclusions  46  We continue to progress our overall client franchise by focusing on quality share over simple market share  1  We leverage our global insight advantage and top tier execution capabilities to drive higher value solution-oriented trades  2  We are excited about our growth in the European, Middle East and Asia regions from trading and origination, as well as the distribution of global products  3  We are focused on growth in origination across more businesses through collaboration with Investment Banking, giving clients differentiated access in Primary markets and driving secondary opportunities   4

 Asset Management  Business Review  47

 Leucadia Asset Management – Overview  LAM provides its affiliated asset managers with access to stable long-term capital, robust operational infrastructure, as well as global distribution.  LAM offers investors the opportunity to invest alongside Jefferies, which maintains investments with equity interests and/or revenue share in the asset managers on the platform.  Strategic Alignment  Our alternative asset management platform offers an innovative range of investment strategies to predominantly institutional clients through directly owned and affiliated managers   Platform constructed to achieve an efficient use of capital  We are committed to growing our fee revenue to realize a stable, growing, high margin opportunity  Focus on resilient business models  Multi-manager and platforms  Alternative credit and insurance-related  48

 Strategy in Action  Growth in fee participation “acquired” via Limited Partner investments has yielded positive results despite volatile markets  In the last twelve months, achieved management fees of $57 million, built through provision of strategic seed and acceleration capital  6% increase compared to FY 2024, despite challenges posed by the exits of 3|5|2 Capital and Weiss Multi-Strategy  Increased management fee revenue by 2.4x (1)  Expanded its AUM (2) by more than $20 billion (3)  Recycled capital efficiently, allowing fee revenue growth to exceed capital utilization  Since 2019, Jefferies has...  49  See pages 60-69 at the back of this presentation for endnotes.

 Evolving Asset Classes  Total Select Asset Management Revenue (1)  (2022 vs LTM Q3’25)  $ Millions  50  FY’22  FY’23  FY’24  LTM Q3’25  Our platform and credit strategies have delivered consistent and steady upward-trending revenue performance  Gradual decline in other assets reflects our intentional reallocation of resources toward less-volatile strategies  See pages 60-69 at the back of this presentation for endnotes.

 Total Investment Return  (2019 vs LTM Q3’25)  $ Millions  Performance Profile  Total Select Asset Management Revenue (1)  (2019 vs LTM Q3’25)  $ Millions  51  LAM (2)  HedgeIndex Multi-Strategy Main Index  YTD Aug’25 (9 month)  5.8%  7.0%  LTM Q3’25  13.2%  7.5%  3-Year Total Return  47.6%  26.1%  See pages 60-69 at the back of this presentation for endnotes.

 Fee Growth  +4985%  +143%  +456%  52  Long term goal is stability and growth of fee revenue, as evidenced by increased management fee revenue  In the last twelve months, $62 million of the $139 million total fees are from revenue share or profit share participation, which are associated with low direct costs

 Capital Efficiency  Recycled Capital (1)  (2019 to Q3’25)  $ Billions  53  We look to recycle capital to support new strategies  Optimizing stable cash utilization, while broadening diversification, mitigates risk dependency on investment return  See pages 60-69 at the back of this presentation for endnotes.

Capital Raising Update

- **Global Marketing & Investor Relations team includes 27 professionals (up >2x from 2020)**
  - Hired two new MDs (US and Asia), as well as an SVP in the Middle East to optimize client coverage in respective regions
- **LAM Team has raised ~$4.5B in LTM Q3'25**
  - Significant commitments into Monashee, GREYKITE, Schonfeld, FourSixThree, Dymon Asia, and other affiliates
- **Tailwinds for remainder of 2025 and H1 2026**
  - Multi-strategy managers (Schonfeld, Dymon Asia) continue to acquire talent, perform well, and attract investor interest
  - Credit specialists (Hildene, FourSixThree, ISO-mts, and Pearlstone) have navigated through a variety of markets and grown their asset bases
  - Established strategic relationship with Pacific Way Capital Management, a newly onboarded manager in the multi-strategy space, running a managed account platform
- **Supporting the Jefferies Finance platform:**
  - Raised $1B+ strategic investment from a U.S. state pension, in addition to four $100M+ investments from other institutional investors
  - Actively marketing JCP vehicles; Middle Market Direct Lending Fund III, Large-Cap BDC, direct lending CLO strategies, and a newly launched European strategy

Aggregate NAV-Equivalent AUM (1)
(2019 vs Q3'25)
$ Billions



$11
$31
2019
Q3'25

Capital Raised
(Calendar Year 2020 vs LTM Q3'25)
$ Billions



$0.1
$1.8
$1.9
$2.6
$2.0
$4.5
JFIN
All ex-JFIN
Total
CY 2020
LTM Q3'25

See pages 60-69 at the back of this presentation for endnotes.

Jefferies 54

Our Platforms and Strategies

	($ BILLIONS)	STRATEGY	AUM (1)	INVESTED	DESCRIPTION
Platform	(2) DYMON ASIA	Multi Manager	$2.5	2020	Asia-focused multi-manager platform investing across equities, credit, fixed income/rates, and FX
	(2) SCHONFELD	Multi Manager Equities	$2.4	2019	Market-neutral equity platform focused on fundamental and tactical strategies globally
	Topwater	Multi Manager	$0.5	2013	First-loss, scalable multi-manager and multi-strategy liquid securities platform
	(2,6) PACIFIC WAY	Multi Manager	-	2025	Multi-PM managed account platform pursuing an all-weather approach across strategies
	(3) Monashee	Capital Markets	$1.2	2020	Focus on capital markets new issuance across equities, converts, credit, and crossover strategies; founded in 2011
	(4) CoreCommodity Management	Commodity-Related	$8.5	2011	Active strategies designed to provide enhanced commodity exposure
	(2) Manteio Capital	Quant/AI	$0.7	2021	Quantitative strategy that leverages Artificial Intelligence and traditional capital markets insights
	(2) CAAM	Multi Manager Equities	$0.2	2023	Multi-PM market-neutral platform built on proprietary insights into where alpha resides within equity markets
Credit	(2) HILDENE Capital Management	Asset-Based & Opportunistic Credit	$8.4	2022	Diversified institutional asset manager focused on asset-based and credit opportunities; founded in 2008
	(2) ISO MTS	Long/Short Bank Credit	$0.5	2022	Niche long/short strategy focused on bank credit-related instruments
	(5) Jefferies Finance	Corporate Credit	$29.2	2004	CLO manager, leveraged finance and middle-market credit investing platform
	POINT BONITA Capital	Trade Finance	$1.9	2019	Trade finance and supply chain-based corporate credit investments
	(2) FourSixThree Capital LP	Special Situations/Distressed	$2.0	2021	Distressed and opportunistic credit strategy investing across sectors and geographies
	(2) PEARLSTONE ALTERNATIVE	European Opportunistic Credit	$0.2	2022	Pan-European fundamental credit strategy focused on idiosyncratic opportunities
Other	(4) GREYKITE	European Private Equity Real Estate	$0.7	2024	European opportunistic private equity real estate manager
	(4) ILLUMINATE FINANCIAL	Fintech Venture Capital	$0.3	2022	Venture capital firm dedicated to fintech/enterprise software companies; founded in 2014
	KATHMANDU	Energy / Cyclicals	$0.4	2018	Global long/short equity strategy specializing in energy and related cyclical sectors
	(2) StemPoint Capital	Bio-Pharma	$0.3	2023	Long-biased, biopharma focused long/short equity strategy
	(2) TEPHRA DIGITAL	Liquid Digital Assets	$0.1	2022	Digital assets strategy providing exposure to the blockchain and Web3 ecosystem

See pages 60-69 at the back of this presentation for endnotes.

Jefferies 55

 Appendix AData Related to Slide 7  56

 Appendix A - Data Related to Decades Slide  Net Revenues (1) (4)  Net Earnings (Losses) (1) (4)  ($ Millions)  Equities  Investment Banking  Fixed Income  Asset Management & Other  ($ Millions)  Predecessor (2) Successor (2)  JG (5) JFG (5)  14.0% - CAGR (6)  11.9% - CAGR(6)  2022  LTM Q3’22  LTM Q3’25  LTM Q3’25  57  (3)  (3)

 Footnotes Related to Appendix A  Net revenues and Net earnings attributable to common shareholders presented herein represent the operations of Jefferies Group LLC for the periods from 1990 to the third quarter of fiscal 2022 and the measures presented are derived from the quarterly and annual report filings of Jefferies Group LLC for those periods. On November 1, 2022, Jefferies Group LLC was merged into Jefferies Financial Group Inc. Net revenues and Net earnings attributable to common shareholders for the periods from November 1, 2022 to November 30, 2023 represent all of the operations of Jefferies Financial Group Inc. that, in addition to the historic businesses of Jefferies Group LLC that have been subsumed, include the other Jefferies Financial Group Inc. operations, primarily merchant-banking activities. The results of the complete operations of Jefferies Financial Group Inc. are not included in the financial measures presented prior to November 1, 2022.  The Predecessor and Successor periods are separated by a vertical line to highlight the fact that the financial information for Jefferies Group LLC for such periods has been prepared under two different cost bases of accounting due to the transaction between Jefferies Group LLC and Jefferies Financial Group (fka Leucadia) on March 1, 2013. Jefferies Group LLC’s results in 2013 for the Successor period include the result of operations for the three months ended February 28, 2013, which are part of the Predecessor period.   Results included for fiscal 2010 are for the eleven months ended November 30, 2010 as Jefferies changed its fiscal year end in 2010. Periods prior to 2010 are presented for the twelve months ended December 31 and periods subsequent to 2010 are presented for the twelve months ended November 30.  The financial measures presented herein include adjusted non-GAAP financial measures, which exclude the impact of the results of operations of Bache, a business substantially exited in 2015. See the Jefferies Financial Group Additional 2020 GAAP Disclosures at https://ir.jefferies.com/financials/sec-filings/ for a reconciliation to GAAP measures.  Net revenues presented for the last twelve months of 2023 include a revised methodology for the nine months ended August 31, 2023 with respect to the allocation of net interest across our business units. Periods included and presented prior to this revision have not been revised and accordingly Net revenues presented by each business unit are not comparable to the amounts presented for the last twelve months of 2023.   “CAGR” is defined as “compound annual growth rate” and is calculated solely on the basis of the Net revenues and Net earnings (Losses) amounts presented herein and should be considered in the context of the footnotes presented herein, which describe various changes to Jefferies as an organization over the presented periods.   58

 Appendix BEndnotes  59

Endnotes

These notes refer to page 8

(1) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019

(2) Source: Third Party Market Survey

These notes refer to page 9

(1) Source: Dealogic for M&A, ECM and LevFin

(2) Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019

These notes refer to page 12

(1) On an as-converted and fully diluted basis. Subject to receipt of required applicable regulatory approvals

(2) Per Dealogic, comparing Jefferies' 2022-2023 market share to 2024-2025 YTD market share as of 8/31/25 for those sponsor clients jointly covered between SMBC and Jefferies

These notes refer to page 13

(1) Total Select Asset Management Revenue is a non-GAAP measure. See page Appendix C for the non-GAAP reconciliation

(2) AUM includes aggregate NAV and NAV-equivalent assets under management held by us and our affiliated asset managers as of each period end

These notes refer to page 16

(1) ROTE to All Shareholders from Continuing Operations is a non-GAAP measure. Please see Appendix C for the non-GAAP reconciliation

(2) LTM Q3'25 ROTE to All Shareholders for Continuing Operations is calculated by compounding the QTD ROTE for Q4'24, Q1'25, Q2'25 and Q3'25

Jefferies 60

 Endnotes  These notes refer to page 17  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019  These notes refer to page 19  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019  These notes refer to page 23  Projected FY25 ending headcount  Source: Dealogic excludes China and Japan as of 8/31/25  These notes refer to page 24  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019  Source: Dealogic for M&A, ECM and LevFin  These notes refer to page 26  Source: Dealogic. FY25 Annualized as of 8/31/25  61

 Endnotes  These notes refer to page 27  Source: As of LTM Q3’25  Source: As of LTM Q2’25  These notes refer to page 28  Source: As of LTM Q3’25  Source: As of LTM Q2’25  These notes refer to page 29  Source: Dealogic - YTD 2025 as of 8/31/25  These notes refer to page 31  Source: Dealogic – YTD Q3’25 as of 8/31/25  Based on the most recently available LTM reported revenues. Peer data is based on results compiled by Jefferies and derived from publicly available company filings, including Form 10-Qs and 10-Ks, earnings releases and supplements. includes Bank of America, Barclays, BNP, Citi, Deutsche, Evercore, Goldman Sachs, HSBC, JP Morgan, Lazard, Moelis, Morgan Stanley, Nomura, Perella Weinberg, Piper Sandler, PJT, Raymond James, RBC, Stifel, UBS and Wells Fargo  These notes refer to page 33  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019  Source: Third Party Market Survey  62

 Endnotes  These notes refer to page 34  Source: 2024 Greenwich  Source: 2024 Extel  Source: 2025 Extel  Source: 1H25 Third Party Market Survey  Source: Internally sourced, FYTD 2025 through August  Source: Starmine August 2025  These notes refer to page 35  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019  Source: 1H25 Third Party Market Survey  These notes refer to page 36  Source: Third Party Market Survey  These notes refer to page 37  Source: 1H25 Third Party Market Survey  63

 Endnotes  These notes refer to page 40  Revenues are presented net of allocations of interest income and interest expense. During the third quarter ended August 31, 2023, we refined our allocated net interest methodology to better reflect net interest expense across our business units based on use of capital. Historical periods have been recast to conform with the revised methodology back to 2019  These notes refer to page 41  Regional revenue diversification excludes revenues from, Russia/Ukraine and CMBS Trading in 2022. This contributed an additional 3% to the average bringing it from 25% to 28%  Sales credit to MENA based clients on US, APAC, or European products   Sales credit to APAC based clients on US or EMEA products  These notes refer to page 42  Source: Coalition Greenwich Voice of Client 2024 US and EU Fixed Income Studies  Source: Coalition Greenwich Voice of Client 2019-2024 Global Fixed Income Studies  These notes refer to page 43  Source: Coalition Greenwich Institutional Client Analytics illustrating directional changes in Jefferies’ sales revenue in Global Vanilla Credit Products between 2019-2024  These notes refer to page 44  Internal metrics based on notional trade volume for Loans and High Yield. 2025 YTD Annualized as of 8/31/2025  Source: Trumid and Tradeweb YTD as of 8/31/2025  Source: Coalition Greenwich Voice of Client US Fixed Income Study 2024  Internal metrics based on notional distribution volume for Municipal New Issue. 2025 YTD Annualized as of 8/31/2025  64

Endnotes

These notes refer to page 45

(1) Consumer Loans sourced from Finsight, trailing 12 months through August 2025

(2) CLO and Municipals sourced from Bloomberg

(3) US Lev Fin sourced from Dealogic. Rankings based on U.S. LBO for all Sponsor-backed US Left Lead Leveraged Buyout Transactions under $1.75B

These notes refer to page 49

(1) LTM Q3'25 vs. 2019

(2) AUM includes aggregate NAV and NAV-equivalent assets under management held by us and our affiliated asset managers as of each period end

(3) Q3'25 vs. 2019

These notes refer to page 50

(1) Total Select Asset Management Revenue is a non-GAAP measure. See Appendix C for non-GAAP reconciliation

These notes refer to page 51

(1) Total Select Asset Management Revenue is a non-GAAP financial measure. See Appendix C for non-GAAP reconciliation

(2) All returns shown are levered and account for debt financing

These notes refer to page 53

(1) Recycled Capital includes JPM Loan benefit, accredited unrealized retained earnings, margin posted for SMAs and JFG investments (FY2020-FY2021), which were consolidated to JG in Q1'2022

Jefferies 65

 Endnotes  These notes refer to page 54  AUM includes aggregate NAV and NAV-equivalent assets under management held by us and our affiliated asset managers as of each period end  These notes refer to page 55  AUM includes aggregate NAV and NAV-equivalent assets under management held by us and our affiliated asset managers as of each period end  Represents revenue share agreement  Equity investment made 10/7/19. Not wholly-owned by Jefferies  Not wholly-owned by Jefferies  Jefferies Finance (JFIN) is a 50/50 joint venture between Jefferies and Mass Mutual Life Insurance Company. Leucadia Asset Management’s share of net earnings from JFIN is included in Investment Banking net revenues  The revenue share agreement is effective as of September 1st, 2025, although the funding was executed and wired in August 2025  66

 Appendix Cnon-GAAP Reconciliations  67

Reconciliation of Annualized return on adjusted tangible shareholders' equity (non-GAAP financial measure)

($ Thousands)	Fiscal Year Ended	Three Months Ended	Three Months Ended	Three Months Ended	Three Months Ended
	2019	November 30, 2024	February 28, 2025	May 31, 2025	August 31, 2025
Net earnings attributable to common shareholders (GAAP)	$959,593	$205,747	$127,791	$88,017	$223,986
Intangible amortization and impairment expense, net of tax	13,834	5,871	7,073	5,824	9,163
Tax benefit associated with sale of our available for sale portfolio(1)	(544,583)	-	-	-	-
Adjusted net earnings to common shareholders (non-GAAP)	$428,844	$211,618	$134,864	$93,841	$233,149
Preferred stock dividends	-	26,416	16,039	11,046	28,559
Adjusted net earnings to total shareholders (non-GAAP)	$428,844	$238,034	$150,903	$104,887	$261,708

	November 30, 2018	August 31, 2024	November 30, 2024	February 28, 2025	May 31, 2025
Shareholders' equity (GAAP)	$10,060,866	$10,045,945	$10,156,772	$10,204,228	$10,305,025
Intangible assets, net and goodwill	(1,890,131)	(2,073,105)	(2,054,310)	(2,037,906)	(2,060,019)
Deferred tax asset, net	(512,789)	(572,772)	(497,590)	(507,452)	(502,033)
Weighted average impact of dividends and share repurchases	(377,805)	(58,519)	(94,936)	(67,343)	(66,561)
Adjusted tangible shareholders' equity (non-GAAP)	$7,280,141	$7,341,549	$7,509,936	$7,591,527	$7,676,412
Return on adjusted tangible shareholders' equity from continuing operations (non-GAAP)	5.9%	3.2%	2.0%	1.4%	3.4%

(1) Reflects our Compensation Committee's determination to exclude a non-recurring tax benefit of approximately $544.6 million related to the closing of our available for sale portfolio. This tax benefit was generated primarily through activity during 2008-2010 and since then has remained an unrealized balance within equity until the liquidation of the portfolio. This realization did not impact total equity, as the increase in retained earnings was offset by a corresponding decrease in accumulated other comprehensive income.

Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.

Jefferies 68

Reconciliation of Total Select Asset Management Revenues(non-GAAP financial measure)  Note: The above table reconciles certain Jefferies Financial Group non-GAAP financial information to their respective U.S. GAAP measures. Jefferies Financial Group believes that the disclosed non-GAAP measures and any adjustments thereto, when presented in conjunction with comparable U.S. GAAP measures are useful to investors as they enable investors to evaluate Jefferies Financial Group results through the eyes of management. These measures should not be considered a substitute for, or superior to, measures of financial performance prepared in accordance with U.S. GAAP.  ($ Millions)     2019  2020  2021  2022  2023  2024  LTM 8/31/2025  Asset management fees and revenues (GAAP)  $25   $27   $121   $89   $94   $103  $139  Investment return (GAAP)  $102   $256   $260   $157   $154   $212  $215  Total Select Asset Management Revenues (non-GAAP)  $127   $283   $381   $246   $248   $316  $354  69